UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 18, 1997

                            C&F FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Chapter)

           Virginia                  33-70184          54-1680165
(State or other jurisdiction of    (Commission       (I.R.S. Employer
incorporation or organization)     File Number)      Identification No.)



                       -----------------------------------


                             Eighth and Main Streets
                                  P.O. Box 391
                           West Point, Virginia 23181
                    (Address of principal executive offices)
                         (Registrant's telephone number,
                       including area code):(804-843-2360)


                           ---------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

(a) As stated in the attached press release, the directors of C&F Financial Corporation declared a cash dividend at their February board meeting. A regular quarterly dividend of $.16 per share is payable April 1, 1997 to shareholders of record on February 18, 1997. This Form 8K is being filed only because the first quarter dividend in the past has been declared in March.






                                   SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          C&F FINANCIAL CORPORATION,
                                          REGISTRANT

Date:       February 21, 1997             By:/s/ Larry G. Dillon
     -------------------------------         -------------------
                                                 Larry G. Dillon
                                                 President & Chief
                                                 Executive Officer